United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 25, 2021

Date of Report (Date of earliest event reported)

Roth CH Acquisition III Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40147	83-3584928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCR	The Nasdaq Stock Market LLC
Warrants	ROCRW	The Nasdaq Stock Market LLC
Units	ROCRU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Form 12b-25 Notification of Late Filing filed by Roth CH Acquisition III Co. (the “Company”) on August 16, 2021, the Company was delayed in filing with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Form 10-Q”) because the financial statements could not be completed in sufficient time to solicit and obtain the necessary review of the quarterly report on Form 10-Q and signatures thereto in a timely fashion prior to the due date of the report.

As of August 23, 2021, the Company remained unable to file the Form 10-Q. As a result, on August 25, 2021, in accordance with standard procedures related to the delayed filing of the Form 10-Q with the SEC, the Company received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with the periodic filing requirements for continued listing set forth in NASDAQ Listing Rule 5250(c)(1). Nasdaq’s listing rules provide the Company with 60 calendar days from the date of the notice to submit a plan to regain compliance. The Nasdaq notice has no immediate effect on the listing or trading of the Company's securities on Nasdaq.

The Company fully regained compliance with the NASDAQ continued listing requirements as a result of filing the Form 10-Q on August 25, 2021, which eliminated the need for the Company to submit a formal plan to regain compliance.

A press release, dated August 26, 2021, disclosing the Company's receipt of the NASDAQ notification letter is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated August 26, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2021

ROTH CH ACQUISITION III CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Co-Chief Executive Officer